                                                                 EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



          We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-76418) pertaining to the Stock Option Plan and Director Option Plan of Argosy Gaming Company of our report dated
February 6, 1997, with respect to the consolidated financial statements of Argosy Gaming Company filed as an Exhibit to this Form 8-K for the year ended December 31, 1996.


                              /s/ Ernst & Young LLP



Chicago, Illinois
March 21, 1997